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                                                                   EXHIBIT 99.2


CERTIFICATION PURSUANT TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002

I, Richard J. Smith, Chief Financial Officer Ramco-Gershenson Properties Trust (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2003 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Richard J. Smith
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Richard J. Smith
Chief Financial Officer
May 12, 2003













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